Supplement to the
Fidelity® Select Portfolios®
Industrials Sector
April 29, 2021
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Select Portfolios has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Air Transportation Portfolio and Transportation Portfolio pursuant to which Air Transportation Portfolio would be reorganized on a tax-free basis with and into Transportation Portfolio.

As a result of the proposed Reorganization, shareholders of Air Transportation Portfolio would receive shares of Transportation Portfolio.

The Agreement provides for the transfer of all of the assets of Air Transportation Portfolio in exchange for shares of Transportation Portfolio equal in value to the net assets of Air Transportation Portfolio and the assumption by Transportation Portfolio of all of the liabilities of Air Transportation Portfolio. After the exchange, Air Transportation Portfolio will distribute the Transportation Portfolio shares to its shareholders pro rata, in liquidation of Air Transportation Portfolio. As a result, shareholders of Air Transportation Portfolio will become shareholders of Transportation Portfolio (these transactions are collectively referred to as the “Reorganization”).

A Special Meeting (the “Meeting”) of the Shareholders of Air Transportation Portfolio is expected to be held during the fourth quarter of 2021 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Air Transportation Portfolio in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about November 12, 2021. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In connection with seeking shareholder approval of the Agreement, effective the close of business on June 7, 2021, new positions in Air Transportation Portfolio (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on June 7, 2021 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if a qualifying fund is already established as an investment option under the plans (or under another plan sponsored by the same employer) , 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included a qualifying fund as a core investment option , 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and already included the fund in their discretionary account program , 4) by a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, 5) by a portfolio manager of the fund, and 6) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Transportation Portfolio, please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).

Effective December 27, 2021, the following information replaces similar information for Defense and Aerospace Portfolio found in the “Fund Summary” section under the heading “Portfolio Manager(s)”.

Jonathan Siegmann (co-manager) has managed the fund since October 2015.

Chad Colman (co-manager) has managed the fund since December 2021.

Clayton Pfannenstiel (co-manager) has managed the fund since December 2021.

It is expected that Mr. Siegmann will retire effective on or about December 31, 2021. At that time, he will no longer serve as a co-manager for the fund.

Effective December 27, 2021, the following information replaces the biographical information for Defense and Aerospace Portfolio found in the “Fund Management” section under the heading “Portfolio Manager(s)”.

Chad Colman is co-manager of Defense and Aerospace Portfolio, which he has managed since December 2021. Since joining Fidelity Investments in 2009, Mr. Colman has worked as a global sector leader/analyst and portfolio manager.

Clayton Pfannenstiel is co-manager of Defense and Aerospace Portfolio, which he has managed since December 2021. Since joining Fidelity Investments in 2018, Mr. Pfannenstiel has worked as a high yield research analyst and portfolio manager. Prior to joining the firm, Mr. Pfannenstiel received an MBA from the Sloan School of Management at MIT.

Jonathan Siegmann is co-manager of Defense and Aerospace Portfolio, which he has managed since October 2015. Since joining Fidelity Investments in 2007, Mr. Siegmann has worked as a research analyst and portfolio manager.

It is expected that Mr. Siegmann will retire effective on or about December 31, 2021. At that time, he will no longer serve as a co-manager for the fund.

SELCI-21-03 1.911519.127	December 9, 2021